                                                                     EXHIBIT 24


                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this _______ day of March 2000.


                                        By: /s/ HARDEN WIEDEMANN
                                           ----------------------------

                                                                     EXHIBIT 24


                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this 10th day of March 2000.


                                        By: /s/ JOHN C. GOFF
                                           ----------------------------

                                                                     EXHIBIT 24



                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this 16th day of March 2000.


                                        By: /s/ ROBERT J. MCGEE, JR.
                                           ----------------------------

                                                                     EXHIBIT 24



                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this 8th day of March 2000.


                                        By: /s/ SAM ROSEN
                                           ----------------------------

                                                                     EXHIBIT 24



                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this 9th day of March 2000.


                                        By: /s/ JOHN WILLIAMS
                                           ----------------------------

                                                                     EXHIBIT 24



                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this 9th day of March 2000.


                                        By: /s/ JOEL C. PUCKETT
                                           ----------------------------

                                                                      EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY

     The undersigned hereby appoints Glenn W. Anderson, Daniel J. Coots and Joel C. Puckett, and each of them (with full power in each to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign, in my capacity as a director or officer of GAINSCO, INC., a Texas corporation ("GNA"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, GNA's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 and one or more Form S-8 Registration Statements covering GNA's 1998 Long-Term Incentive Plan, 1995 Stock Option Plan, 1990 Stock Option Plan, Profit Sharing Plan and Trust, 401(k) Plan, any Nonqualified Stock Option Agreement between GNA and Glenn W. Anderson or any other employee, officer, director or consultant of GNA or any of its subsidiaries, and any other employee benefit and stock option plans that GNA or any of its subsidiaries may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of GNA, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of GNA.

     Witness my hand this ___ day of March 2000.


                                   By: /s/ J. RANDALL CHAPPEL
                                       -------------------------